Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Scott A. Wolstein, Chairman of the Board and Chief Executive Officer of Developers Diversified Realty Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The annual report on Form 10-K/A (Amendment No. 2) of the Company for the period ended December 31, 2006 which this certification accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott A. Wolstein
Scott A. Wolstein
Chairman of the Board and Chief Executive Officer
October 25, 2007